Exhibit 10.12.1
AMENDMENT NO. 26 TO THE SYSTEMS INTEGRATOR AGREEMENT – UNITED STATES
(RENEWAL)
This Amendment No. 26 (the "Amendment") to the Systems Integrator Agreement – United States (the “Agreement") by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 ("Cisco") and Presidio Networked Solutions LLC, a corporation formed under the laws of Maryland ("Integrator") having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the "Amendment Effective Date").
WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);
NOW THEREFORE, the parties agree to amend the Agreement as follows:
1. The term of the Agreement shall be renewed for a period of thirty (30) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.
2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:
"In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof."
The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.

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AMENDMENT NO. 27 TO THE SYSTEMS INTEGRATOR AGREEMENT – UNITED STATES
(RENEWAL)
This Amendment No. 27 (the "Amendment") to the Systems Integrator Agreement – United States (the “Agreement") by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 ("Cisco") and Presidio Networked Solutions LLC, a corporation formed under the laws of Maryland ("Integrator") having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the "Amendment Effective Date").
WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);
NOW THEREFORE, the parties agree to amend the Agreement as follows:
1. The term of the Agreement shall be renewed for a period of thirty (30) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.
2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:
"In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof."
The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.

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AMENDMENT NO. 28 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)
This Amendment No. 28 (the "Amendment") to the Systems Integrator Agreement (the "Agreement") by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 ("Cisco") and Presidio Networked Solutions LLC, a company formed under the laws of Florida ("Integrator") having its principal place of business at 12120 Sunset Hills Rd., Suite 202, Reston, VA 20190, United States, is entered into as of the date of last signature below (the "Amendment Effective Date").
WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);
NOW THEREFORE, the parties agree to amend the Agreement as follows:
1. The term of the Agreement shall be renewed until August 31, 2017 commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.
2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:
"In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof."
The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.

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AMENDMENT NO. 29 TO THE SYSTEMS INTEGRATOR AGREEMENT – UNITED STATES
(RENEWAL)
This Amendment No. 29 (the "Amendment") to the Systems Integrator Agreement – United States (the "Agreement") by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 ("Cisco") and Presidio Networked Solutions LLC, a corporation formed under the laws of Maryland (the "Integrator") having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the "Amendment Effective Date").
WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);
WHEREAS, any future extension, renewal, or amendment to the Agreement may be in electronic format and accepted on-line by means of an electronic contract management system, (including these terms the "On-line Amendment") as described herein; and
WHEREAS, in order to implement an On-line Amendment, Cisco will deliver an e-mail to an authorized officer or representative of Integrator, which e-mail will contain a link to the On-line Amendment. By clicking on the link, Integrator will be presented with an On-line Amendment, which will set forth the terms of the extension, renewal or amendment to the Agreement and will contain a means for acceptance.
NOW THEREFORE, the parties agree to amend the Agreement as follows:
1. The Agreement may be extended, renewed or amended by electronic means by accepting terms and conditions on-line and the provisions of such extension, renewal or amendment shall for all purposes be legally enforceable and binding on the parties as if the Agreement were extended, renewed or amended in writing and signed by both parties. The On-line Amendment shall be deemed signed and thus the terms hereof agreed to, if Integrator clicks on the 'Renew' button therein and thereby accepts the On-line Amendment. All references to writing or written amendments in the Agreement shall be deemed to include any On-line Amendment, and all references to signature shall include on-line acceptance. Integrator waives any challenge to the validity or enforceability of any renewals, extensions or amendments to the Agreement or the terms of any of the forgoing on the grounds that the terms of any renewal, extension or amendment were presented on-line or electronically or acceptance of such renewal, extension or amendment was electronically transmitted or accepted.
2. The term of the Agreement shall be renewed for a period of two (2) year(s) commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date. The Agreement will not govern any orders received between the date of expiration of the Agreement and the Amendment Effective Date.
3. The following paragraphs are added to the "Resale to Government End Users" section of the Agreement:
Integrator acknowledges that the Trade Agreements Act, 19 USC. §2511 et seq. and its implementing regulations (collectively, the "TAA") governs the ability of the federal government to purchase items produced outside the United States and certain designated countries. Integrator acknowledges that not all Cisco items are

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produced in the United States or designated countries and that only certain items specifically identified by Cisco ("Designated Country Items") as being produced in the United States or designated countries. If Integrator undertakes to sell items other than Designated Country Items to the federal government, Integrator accepts sole responsibility for ensuring that such sales comply with the Federal Government's requirements.
Integrator will enroll in the U.S. Federal Authorization Program via the Partner Program Enrollment ("PPE") tool and obtain the Federal Authorization administered through Cisco's authorized distributors within thirty (30) days of the Effective Date of this Amendment.
4. The Federal Acquisition Regulation ("FAR") Clauses Exhibit in the Agreement is hereby deleted in its entirety and replaced with the FAR Clauses Exhibit attached to this Amendment as Appendix B.
5. If the Agreement contains a subsection titled "Integrator's Volume Requirement" under the Integrator Obligations section, then that subsection is hereby deleted in its entirety and replaced with the following subsection:
"Integrator must meet certain annual volume purchase requirements to maintain its eligibility for this Agreement. Such requirements vary by country and are listed at the following link: http://www.cisco.com/web/partners/partner with cisco/channel partner program/dpp.html”
6. If the Agreement does not contain such a subsection, then the following language is added to the Integrator Obligations section and any language in the Agreement regarding annual volume purchase requirements is hereby deleted:
"Integrator must meet certain annual volume purchase requirements to maintain its eligibility for this Agreement. Such requirements vary by country and are listed at the following link: http://www.cisco.com/web/partners/partner with cisco/channel partner program/dpp.html”

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7. The Integrator's Certification Requirement (generally located in Exhibit A to the Agreement) is hereby deleted in its entirety and replaced with the following:
"Integrator must meet certain certification/specialization requirements to maintain its eligibility for this Agreement. Such requirements are listed at the following link: http://www.cisco.com/web/partners/partner with cisco/channel partner program/dpp.html."
8. If the Agreement does not contain the Integrator's Certification Requirement, then the following language is added to Exhibit A to the Agreement and any language in the Agreement regarding certification requirements is hereby deleted:
"Integrator must meet certain certification/specialization requirements to maintain its eligibility for this Agreement. Such requirements are listed at the following link http://www.cisco.com/web/partners/partner with cisco/channel partner program/dpp.html."
9. The following subsections are added to the Integrator Obligations section of the Agreement:
"No Stocking of Product. Integrator may not stock Products nor order Products without a valid End User purchase order; however, this subsection does not apply to Integrators based in Japan. Notwithstanding the foregoing, where Integrator has received from an End User a firm Product-

specific forecast commitment but has not yet received a valid End User purchaser order for such Products and where Integrator is configuring, staging and/or readying such Products for just-in-time delivery to such End User, then Integrator is nonetheless permitted on a limited basis to place with Cisco an order for such Products, provided that Integrator shall - notwithstanding anything to the contrary in the Agreement - have no right to return such Products to Cisco (unless (a) Cisco shipped a Product other than as specified in the order, (b) such Product is unopened, and (c) the Product is returned in accordance with Cisco's then current RMA policy and procedures) and provided that Integrator complies with its other obligations under the Agreement (including, but not limited to, providing to Cisco complete and timely Point of Sale information at the time of order entry or within seven (7) days following the submission of an order to Cisco)."
"Due Diligence. Integrator must complete any due diligence or other questionnaire provided by Cisco and must comply with such other due diligence or other compliance requirements requested by Cisco in writing."
10. If the Agreement contains an "Added Value" definition (the "Initial Added Value Definition") which differs from the following definition, the Initial Added Value Definition is hereby deleted and replaced with the following definition. If the Agreement does not contain an "Added Value" definition, then the following definition is hereby added:
"Added Value" is the non-Cisco component or portion of the total solution which Integrator provides to End Users. Examples of Added Value are pre- and post-sales network design. configuration, trouble-shooting, managed services, cloud services, and support and the sale of complementary products and services that comprise a significant portion of the total revenues received by Integrator from an End User of Cisco Products. Integrator acknowledges that providing financing options and/or network services (unless such network services comprise managed and/or cloud services) to End Users does not constitute Added Value.
11. The section in the Agreement regarding Shipping and Delivery and any associated Shipping Terms Exhibit that may be attached thereto are hereby deleted in their entirety and

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replaced with the following clause:
SHIPPING AND DELIVERY

a.
Scheduled shipping dates will be assigned by Cisco as close as practicable to Integrator's requested date based on Cisco's then-current lead times for the Products. Cisco will communicate scheduled shipping dates in the order acknowledgement or on Cisco.com. Unless given written instruction by Integrator, Cisco shall select the carrier.

b.
Shipping options available as well as applicable shipment terms (per lncoterms 2010) are set forth in the Shipping Terms Exhibit at the following URL: https://www.cisco. com/web/fw/tools/commerce/ngorder/doc/Standard_Shipping_Exhibit.pdf at Cisco.com (the "Shipping Terms Exhibit"). The selected shipping option shall be indicated on the Purchase Order. Where applicable, Integrator shall pay the shipping and handling charges in addition to the purchase price for the Products, which will be included in remittance and/or commercial invoices issued by Cisco. Title and risk of loss shall transfer from Cisco to Integrator and delivery shall be deemed to occur in accordance with the

Shipping Terms Exhibit. Integrator shall be responsible for all freight, handling and insurance charges subsequent to delivery.

c.
Where Integrator places orders on any Cisco Affiliate other than Cisco, Integrator shall pay any invoices issued by such entity with respect to such orders and the delivery terms agreed with such entity shall apply. Different shipping terms may apply to such Purchase Orders as set forth in the Shipping Terms Exhibit or otherwise as set out on Cisco.com.

d.
Integrator shall assume responsibility for compliance with applicable export laws and regulations, including the preparation and filing of shipping documentation necessary for export clearance. This also applies in cases where Integrator requests in its Purchase Order delivery of Products to Integrator's forwarding agent or another representative in the country of shipment. Integrator agrees not to use any export licenses owned by Cisco or any of its Affiliates.

For shipments under FCA as per the Shipping Terms Exhibit, Integrator specifically agrees to provide Cisco with the complete name and address of each End User either (a) in the Purchase Order issued, or (b) in writing within five days of receiving a request by Cisco, and other information required under this Agreement or requested by Cisco. Export clearance will ensure utilizing Cisco's general global export licenses or in the case a general global license does not include the listed End User destination, then individual export licenses must be obtained prior to export. Integrator accepts any additional delays caused by the export licensing process as well as delays to comply with conditions of the individual export license.

e.
Cisco shall not be liable for any loss, damage, or penalty for delay in delivery or for failure to give notice of any delay. Except in accordance with the applicable shipping terms set forth in this Agreement, Cisco shall not have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Cisco.

f.
All sales are final. Except as provided in Cisco's warranty statements, Cisco does not accept returns unless (i) Cisco shipped a product other than as specified in the Purchase Order, (ii) such Product is unopened, and (iii) the Product is returned in accordance with Cisco's then current RMA policy and procedures.

12. Exhibit B, Discount Schedule shall now be known as Exhibit B, Discount Terms and

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Conditions; the existing Discount Schedule shall be hereby deleted and replaced in its entirety with the Discount Terms and Conditions attached herein as Appendix A.
13. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:
"In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof."

14. To the extent there is a clause or exhibit in the Agreement regarding Compliance with Laws, including Anti-Corruption Laws, such clause or exhibit is hereby deleted in its entirety and replaced with the following clause:

"Compliance with Laws, including Anti-Corruption Laws

Cisco Systems expects and requires that all of its suppliers, subcontractors, channel partners, consultants, agents and other parties with whom Cisco does business ("Cisco Partners"), act at all times in a professional and ethical manner in carrying out their services and contractual obligations to Cisco, or on Cisco's behalf to a Cisco customer or other third party. To that end, all Cisco Partners shall:

1.
Comply with all country, federal, state and local laws, ordinances, codes, regulations, rules, policies and procedures, including, but not limited to, anti-corruption laws, such as the U.S. Foreign Corrupt Practices Act, U.K. Bribery Act, ("Applicable Laws"). Cisco Partners can find more information about the FCPA at the following URL: http://www.usdoj.gov/criminal/fraud/fcpa/, or by contacting publicsectorcompliance@cisco.com.

2.
Upon request, Cisco's Partners may be required to have their own subcontractors, consultants, agents or representatives execute a similar written anti-corruption compliance statement, and to confirm to Cisco that such action has been taken.

3.
Cisco's Partners shall immediately report to Cisco any concerns it may have regarding any business practices by any Cisco employee or Cisco Partner by emailing ethics@cisco.com, or by calling Cisco's Helpline toll free number in North America 1-877-571-1700 or worldwide number (reverse calling charges to Cisco) 001-770-776-5611.”

15. The section in the Agreement titled "No Resale Outside the Territory" is hereby deleted in its entirety and replaced with the following:

"No Resale Outside the Territory. Integrator shall not solicit Product or Service orders, engage salespersons, Resell, or establish warehouses or other distribution centers outside of the Territory. For purposes of clarification, Cisco considers the following to be soliciting Product or Service orders outside of the Territory in violation of the Agreement, except as expressly authorized by Cisco in writing in advance: where Integrator solicits for Resale or Resells Cisco Product or Services to an End User which is located outside the Territory and otherwise has no meaningful operations in the Territory (i.e., no physical place of business in the Territory), even if delivery of the Cisco Product or Service occurs in the Territory."

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16. In the section in the Agreement titled "Term and Termination", Cisco may additionally terminate the Agreement where Integrator fails to complete any due diligence questionnaire or other questionnaire provided by Cisco and/or fails to comply with such other due diligence or other compliance requirements requested by Cisco in writing and/or fails to meet Cisco's general due diligence requirements.

17. The Section 13 of the Agreement titled "Patent, Copyright and Trademark Infringement Indemnification" is hereby deleted in its entirety and replaced with the following:

13. "Patent, Copyright and Trademark Infringement Indemnification.

13. 1. Claims. Cisco will defend any claim against Integrator that a Cisco-Branded Product provided under this Agreement infringes third party patents, copyrights or registered trademarks (the "Claim") and will indemnify Integrator against the final judgment entered by a court of competent jurisdiction or any settlements arising out of a Claim.

13. 2. Integrator shall:

a.	promptly notify Cisco in writing of the Claim (or threat thereof), and any subsequent litigation updates; and

b.
cooperate with Cisco in the defense of the Claim (including any statements to third parties regarding the Claim), and grant Cisco full and exclusive control of the defense and settlement of the Claim and any subsequent appeal.

c.
If Integrator fails to notify Cisco promptly of the Claim, and that failure prejudices Cisco's ability to defend, settle or respond to the Claim, then Cisco's obligation to defend or indemnify Integrator with respect to that Claim will be reduced to the extent Cisco has been prejudiced. In addition, such failure to provide prompt notification shall relieve Cisco of any obligation to reimburse for Integrator attorneys' fees incurred prior to notification.

13. 3. Additional Remedies. If a Claim is made or appears likely, Integrator agrees to permit Cisco to procure for Integrator the right to continue using the Cisco-Branded Product, or to replace or modify the Cisco-Branded Product with one that is at least functionally equivalent. If Cisco determines that none of those alternatives is reasonably available, then Integrator will return the Cisco-Branded Product and Cisco will refund Integrator's remaining net book value of the Cisco-Branded Product calculated according to generally accepted accounting principles.

13. 4. Exclusions. Cisco has no obligation for any Claim based on:

a.	compliance with any designs, specifications, requirements or instructions provided by Integrator or a third party on Integrator's behalf;

b.	modification of a Cisco-Branded Product by Integrator or a third party;

c.	the amount or duration of use made of the Cisco-Branded Product, revenue earned by Integrator, or services offered by Integrator to external or internal customers; or

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d.	combination, operation or use of a Cisco-Branded Product with non-Cisco products, software or business processes.

13. 5. Sole and Exclusive Remedy. This Section 13 (Patent, Copyright and Trademark Infringement Indemnification) states Cisco's entire obligation and Integrator's exclusive remedy regarding any claims for intellectual property infringement.

18. The Section 21.0 (Limitation of Liability) and Section 22.0 (Waiver of Consequential and Other Damages) are hereby deleted in their entirety and replaced with the following:

21.0 [RESERVED]

22.0 LIMITATION AND EXCLUSION OF LIABILITY

22.1 NOTHING IN THIS AGREEMENT LIMITS OR EXCLUDES THE LIABILITY OF:

A.	EITHER PARTY TO THE OTHER PARTY FOR:

I.	BODILY INJURY OR DEATH RESULTING DIRECTLY FROM THE NEGLIGENCE OF THE OTHER PARTY;

II.	FRAUD OR FRAUDULENT MISREPRESENTATION;

III.	A BREACH OF SECTION 12 (CONFIDENTIAL INFORMATION); OR

IV.	ANY LIABILITY THAT CANNOT BE LIMITED OR EXCLUDED UNDER APPLICABLE LAW;

B.	INTEGRATOR TO CISCO ARISING OUT OF:

I.	INTEGRATOR'S BREACH OF SECTION 9.0 (PROPRIETARY RIGHTS AND SOFTWARE LICENSING);

II.	INTEGRATOR'S BREACH OF THE END USER LICENSE AGREEMENT DESCRIBED IN SECTION 9.0 (PROPRIETARY RIGHTS AND SOFTWARE LICENSING); OR

III.	ANY AMOUNTS DUE TO CISCO UNDER THE AGREEMENT.

22.2 SUBJECT TO SECTION 22.1 ABOVE AND SECTION 22.3 BELOW, EACH PARTY'S TOTAL AGGREGATE LIABILITY IS LIMITED TO THE GREATER OF:

A.	ONE HUNDRED THOUSAND DOLLARS (US$100,000); OR

B.	THE MONEY PAID TO CISCO UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE EVENT OR CIRCUMSTANCES THAT FIRST GAVE RISE TO SUCH LIABILITY.

22.3 SUBJECT TO SECTION 22.1 ABOVE, AND NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY WILL BE LIABLE FOR ANY:

A.	SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES;

B.	LOSS OF ANY OF THE FOLLOWING: PROFITS, REVENUE, BUSINESS, ANTICIPATED SAVINGS, USE OF ANY PRODUCT OR SERVICE, OPPORTUNITY, GOODWILL OR REPUTATION; OR

C.	LOST OR DAMAGED DATA.

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22.4 REFERENCES IN THIS SECTION 22.0 TO (1) A "PARTY" INCLUDES A PARTY'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND SUPPLIERS AND (2) "LIABILITY" INCLUDES LIABILITY ARISING FROM CONTRACT, TORT (INCLUDING NEGLIGENCE), UNDER ANY INDEMNITY, STRICT LIABILITY OR OTHERWISE, IN EACH CASE EVEN IF A PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF THAT LIABILITY. IN SECTION 22.3, REFERENCES TO "LOSS" REFERS TO ANY AND ALL KINDS OF LOSS OR DAMAGE INCLUDING, WITHOUT LIMITATION. ANY DAMAGES, FINES, COSTS, CHARGES, FEES OR OTHER LIABILITY.

19. To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

20. All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.

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Appendix A

Discount Terms and Conditions

1.0 Certification Incentive

Cisco Certified Partner Programs are designed to recognize and reward Partners who achieve the highest expertise in selling, designing, supporting, and servicing Cisco solutions. Certified Partners have completed comprehensive training that ensures a consistently high level of Product knowledge, technical expertise and service capabilities. Integrator's discount will be set based on the certification level Integrator has been awarded at the time it submits a particular purchase order for Products. The requirements for each certification level are provided in the URLs identified in the following table:

Program
URL
Gold
http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/resale/specializations/gold.html
Premier
http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_proqram/resale/specializations/premier.html
Select
http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/resale/specializations/select.html

Partner must comply with the requirements of a particular Program as outlined in the information provided at the associated URL in order to achieve and retain all program benefits, including any associated increase in discount.

Integrator's participation in a particular certification Program may be subject to additional requirements, including compliance with Program audit requirements. Certification requires the submission of an electronic application. The application and program transition guidelines are available at: www.cisco.com/go/pma.

Certifications are granted by country, and discount points attributable to certification will be provided based on the country specified in point of sale information provided by Integrator at time of order. Cisco may designate larger geographical areas in which certifications are effective. Such multinational areas will be identified by Cisco to Integrator at: http://www.cisco.com/c/en/us/partners/partner-with-cisco/channel-partner-program/certifications/multinational-and-global.html.

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2.0 Discount Matrices

Upon execution of the Agreement, Integrator will be provided access to a restricted web page describing the resale discount to which Integrator is entitled depending on Integrator's certification level. The web page is available at http://www.cisco.com/web/partners/partner with cisco/channel partner program/certification discount.html.

Note: Cisco reserves the right to introduce future Product families at different discounts. Cisco will notify Integrator in writing (including by posting on CCO) at least thirty (30) days prior to the introduction of such a new family of Products.

3.0 Internet Commerce/Point of Sale Reporting

Integrator shall submit electronically complete Point of Sale information with each of its Resales of Products under this Agreement.

POS information is submitted electronically when Integrator uses IC or EDI (Electronic Data Interchange) technology in a format agreed in advance with Cisco to submit orders electronically.

POS information shall include the following:

A.	Integrator's Purchase Order number.

B.	Cisco's Product name and number.

C.	The following information:

(1)     Ship-To
Name
Address (street, city, state, zip)

(2)     Bill-To
Name
Address (street, city, state, zip)

(3)     Install Site
Name
Address (street, city, state, zip)
Contact person (name, email, phone number)

(4)    End User
Name
Address (street, city, state, zip)
Contact person (name, email, phone number)

NOTE: A Post Office Box is not a valid value for address information and will be rejected.

Cisco will have the right to verify all POS information provided. Integrator shall provide Cisco with reasonable proof (shippers' documentation, invoices, etc.) confirming the information on Cisco's written request.

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In the event Integrator does not provide POS information at the time of order entry. Integrator shall prepare such information in an electronic format as specified by Cisco and forward such POS information to Cisco within seven (7) days following the submission of an Order. Integrator shall include all information that is set forth above under "IC/POS". Cisco will have the right to verify the information in such reports and may request, and Integrator shall provide, reasonable proof (shippers' documentation, invoices, etc.) confirming the information.

Such reports shall be sent to the following e-mail address: us1_tier_pos@cisco.com or such other address as Cisco may specify.

4.0 Internal Use Discount

The discount level at which Integrator is entitled to purchase Products for Internal Use will be made available to Integrator at: http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_proqram/certification_discount.html.

5.0 Demonstration/Evaluation/Lab Product Discount
To assist Integrator in its sales and marketing efforts, Integrator will be entitled to a discount for its purchases of demonstration, evaluation, and lab equipment (collectively the "Lab Discount”). Upon execution of the Agreement, the Lab Discount to which Integrator is entitled shall be provided at:
http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/certification_discount.html.

This discount may be applied to a maximum total value of Cisco Products as follows (the "Lab Discount Limitations"):

Integrator’s Certification Level	Maximum total value of Cisco Products*/ Integrator may purchase using the Lab Discount
Gold	$150,000 in any 12-month period.
Premier	$75,000 in any 12-month period.

*/ Based on the Price List of Products purchased by Integrator from Cisco.

If Integrator is authorized by Cisco to Resell Products and Services in more than one country or country grouping, then the Lab Discount Limitations will apply on a per country or country grouping, provided that Integrator may not use the Lab Discount to purchase more than US$500,000 (based on then-current Price List) in Products in any Cisco sales theater (North America, Asia/Pacific, Europe, Emerging Markets, Japan) in any 12-month period.

If Integrator and its Affiliates collectively have multiple Systems Integrator Agreements with Cisco in a particular country or country grouping, then the Lab Discount Limitations will apply as if all Affiliates were purchasing under a single Systems Integrator Agreement.

Integrator may only use Products purchased with its Lab Discount for demonstration, evaluation, or lab purposes. Except to the extent permitted by Applicable Law, any Software received with or for such Products may not be distributed further, and, notwithstanding any other provision of this Agreement, all Software for such Products is licensed to Integrator solely for its use for demonstration, evaluation or lab purposes.

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In the event that a particular Cisco certification, specialization, or Advanced Technology Provider program in which Integrator participates requires the purchase of additional demonstration, evaluation, or lab Products, then, notwithstanding the dollar caps referenced in the matrix above, Integrator may apply its Lab Discount to the purchase of such required Products.

6.0 Price Deviations

With respect to additional discounts granted to Integrator for Integrator's Resale to one or more specific End Users in accordance with Section 3 of the Agreement (Prices), Integrator will receive a valid deal identification number ("Deal ID") from a Cisco Sales Representative. The Integrator must place the Deal ID in the appropriate field in Cisco's Ordering Tool, Ariba and/or ICS-XML interface. For an Integrator with no specific Deal ID field in their XML interface or Ariba Solution, a Deal ID must be provided to Cisco either by electronic submission at the time of order. A valid Purchase Order must be placed within five (5) business days of the granting of the additional discount, or the Purchase Order will be subject to cancellation.

Integrator may submit the Deal ID in the notes fields on Purchase Orders when using ICS-XML as an order submission method.

7.0 Non-Value Added Discount

In the event that Cisco determines in its sole discretion that Integrator is selling Products without significant Added Value, the total discount for any such no-value added opportunity will be reduced. Upon execution of the Agreement, the Non-Value Added Discount to which Integrator is entitled depending on Integrator's certification level shall be made available at: http://www.cisco.com/web/partners/partner_with cisco/channel_partner_program/certification_discount.html.

This remedy is without prejudice to, and is in addition to, all other rights and remedies available to Cisco. Purchases and Resales of Products Integrator makes within the Territory to other resellers of Products that are purchasing for purposes of Resale will be presumed to be sales made without significant Added Value, and will be subject to the special Non-Value Added Discount provided for in this Section 7.0 unless Cisco provides written consent in advance.

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APPENDIX B

FAR CLAUSES

A.     Cisco will accept only the U.S. Government contract flowdown provisions in this Exhibit in any purchase order from Integrator. Cisco will not accept any other flowdown provisions, including, but not limited to, the United States Government Federal Acquisition Regulation ("FAR") and its supplements. Any such flowdown provisions on Integrator's purchase orders or supplementary documentation not specifically identified on this Exhibit are invalid, notwithstanding Cisco's acceptance of such purchase orders or supplementary documentation, whether for resale or internal use.

B.     This Agreement pertains to the sale of "commercial items" as that term is defined under FAR 2.101 and FAR Part 12. Notwithstanding any other clause in the prime contract, only those clauses identified in 52.212-5(e) and 52.244-6 are required to be in subcontract agreements for commercial items or commercial components. The following FAR clauses, identified in 52.212-5(e) and 52.244-6 are hereby incorporated by reference, with the same force and effect as if they were given in full. For purposes of this Agreement, when appropriate in adopting the terminology of all the following FAR clauses, the term "contract" shall mean this Agreement; the term "Contractor" shall mean Cisco; the term "Government" and "Contracting Officer" shall mean Integrator.

52.203-13    Contractor Code of Business Ethics and Conduct (Apr 2010)

52.203-15	Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Jun 2010)
52.219-8    Utilization of Small Business Concerns (Oct 2014)
52.222-17     Nondisplacement of Qualified Workers (May 2014) (E.O. 13495)
52.222-26     Equal Opportunity (Apr 2015) (E.O. 11246)

52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Jul 2014)
52.222-36     Affirmative Action for Workers with Disabilities (Jul 2014)
52.222-37     Employment Reports on Veterans (Jul 2014) (38 U.S.C. 4212)

52.222-40	Notification of Employee Rights under the National Labor Relations Act (Dec 2010) (E.O. 13496)
52.222-41     Service Contract Act of 1965 (May 2014)
52.222-50     Combating Trafficking in Persons (Mar 2015) (22 U.S.C. 7104(g))

52.222-51	Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014)

52.222-53	Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (May 2014)
52.222-54     Employment Eligibility Verification (Aug 2013)

52.222-55	Minimum Wages Under Executive Order 13658 (Dec 2014) (Executive Order 13658)

55.225-26	Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note)

52.226-6	Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause

52.232-40	Providing Accelerated Payments to Small Business Subcontractors (Dec 2013), if flow down is required in accordance with paragraph (c) of FAR clause 52.232-40.

52.247-64	Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 26)

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